                                  EXHIBIT 10.20
 CONSULTING AGREEMENT BETWEEN COMPANY AND DAVID BANKS EFFECTIVE JANUARY 7, 1998

                              CONSULTING AGREEMENT


This Consulting Agreement is made on               by and between Versant Object
Technology Corporation ("VERSANT"), with offices at 6539 Dumbarton Circle, Fremont, California 94555 and David Banks ("CONSULTANT") with offices at 2280 Webster Street, Palo Alto, California.

IN CONSIDERATION OF VERSANT'S EXECUTION OF THE SETTLEMENT AGREEMENT AND RELEASE OF CLAIMS BETWEEN THE PARTIES HERETO, THE PARTIES FURTHER AGREE AS FOLLOWS:

1.0   DEFINITIONS

For the purposes of this Agreement, the following terms will be defined as follows:

1.1 "CONFIDENTIAL INFORMATION" shall mean information which is said to be Confidential to Consultant at the time of disclosure or marked as "Confidential" and which is related to Versant's business, clients, products, programming techniques, experimental work, and suppliers of Versant. Confidential Information shall include, but is not limited to, the terms and conditions of this Agreement. Confidential Information will not include, however, any information which is or becomes part of the public domain through no fault of Consultant or that Versant regularly gives to third parties without restriction on use or disclosure.

1.2 "PERIOD OF CONSULTANCY" shall mean the period set out in Exhibit A.

1.3 "SERVICES" shall mean the services specified in the Project Description.

2.0 SERVICES.

2.1 REQUEST: From time to time during the Period of Consultancy, Versant may request Consultant to provide certain Services to Versant or on behalf of Versant to Versant's business contacts.

2.2 PERFORMANCE: Upon signature of both parties on Exhibit A, Consultant will use best efforts to perform Services.

2.3 Any expenses incurred by Consultant in performing the Services will be reimbursed at the rate Versant reimburses its own employees. Any expenses incurred by Consultant for which reimbursement from Versant will be sought, must be pre approved by Versant.

2.4 Consultant will receive no royalty or other remuneration for the production and/or distribution of any products developed by Versant or by Consultant in connection with or based upon the Services.

3.0   RELATIONSHIP OF PARTIES.

3.1 INDEPENDENT CONTRACTOR: Consultant is an independent contractor and is not an agent or employee of, and has no authority to bind Versant by contract or otherwise.

3.2 Consultant will perform the Services in a manner agreed upon between Versant and Consultant subject to the requirement that Consultant shall at all times comply with applicable law.

3.3 INDEMNITY: Consultant will indemnify Versant and hold it harmless from and against all claims, damages, losses and expenses, including reasonable fees and expenses of attorneys and other professionals, relating to any obligation imposed by law on Versant to pay any withholding taxes, social security, unemployment or disability insurance, or similar items in connection with compensation received by Consultant pursuant to this Agreement.

                  The terms of this Agreement are Confidential

4.0 CONFIDENTIAL INFORMATION.

4.1 Consultant acknowledges that Consultant will acquire Confidential Information from Versant Both parties agrees to hold all any Confidential Information obtained from the other party in strict confidence, not to disclose it to others or use it in any way, commercially or otherwise, except in performing Services, and not to allow any unauthorized person access to it.

4.2 Consultant agrees to take all actions reasonably necessary to prevent unauthorized disclosure of the Confidential Information.

5.0 INDEMNIFICATION BY CONSULTANT.

Consultant will indemnify Versant and hold it harmless from and against all claims, damages, losses and all expenses, including court costs and expenses of attorneys, expert witnesses, and other professionals, arising out of or resulting from (a) any action by a third party against Versant that is based on any claim that any Services performed under this Agreement, of their results, infringe a patent, copyright or other proprietary right or violate a trade secret; and (b) any action by a third party that is based on any negligent act or omission or willful conduct of Consultant which results in: (i) any bodily injury, sickness, disease or death; (ii) any injury or destruction to tangible or intangible property (including computer programs and data) or any loss of use resulting therefrom; or (iii) any violation of any statute, ordinance, or regulation.

6. TERMINATION AND EXPIRATION.

6.1 EXPIRATION: This Agreement will expire at the end of the Period of Consultancy.

6.2 NO ELECTION OF REMEDIES: The election by Versant to terminate this Agreement in accordance with its terms shall not be deemed an election of remedies, and all other remedies provided by this Agreement or available at law or in equity shall survive any termination.

7. EFFECT OF EXPIRATION OR TERMINATION

7.1 Expiration or termination of this Agreement will not relieve Consultant of its obligations under Sections 4 and 5, nor will expiration or termination relieve Consultant from any liability arising from any breach of this Agreement; and

7.2 Upon expiration or termination of this Agreement for any reason, Consultant will promptly notify Versant in writing of all Confidential Information, in Consultant's possession and will promptly deliver to Versant all such Confidential Information.

8. LIMITATION OF LIABILITY.

IN NO EVENT SHALL VERSANT BE LIABLE FOR ANY SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES OF ANY KIND IN CONNECTION WITH THIS AGREEMENT, EVEN IF VERSANT HAS BEEN INFORMED IN ADVANCE OF THE POSSIBILITY OF SUCH DAMAGES.

9. GENERAL

9.1 ASSIGNMENT: Consultant may not assign Consultant's rights or delegate Consultant's duties under this Agreement either in whole or in part without the prior written consent of Versant. Any attempted assignment or delegation without such consent will be void and will have the effect of terminating the Agreement.

9.2 EQUITABLE REMEDIES: Because the Services are personal and unique and because consultant will have access to Confidential Information of Versant, Versant will have the right to enforce this Agreement and any of its provisions by injunction, specific performance or other equitable relief without prejudice to any other rights and remedies that Versant may have for a breach of this Agreement.

9.3 ATTORNEYS' FEES: If any action is necessary to enforce the terms of this Agreement, the substantially prevailing party will be entitled to reasonable attorneys' fees, costs and expenses in

                  The terms of this Agreement are Confidential addition to any other relief to which such prevailing party may be entitled.

9.4 GOVERNING LAW; SEVERABILITY: This Agreement will be governed by and construed in accordance with the laws of the State of California excluding that body of law pertaining to conflict of laws. If any provision of this Agreement is for any reason found to be unenforceable, the remainder of this Agreement will continue in full force and effect.

9.5 NOTICES: any notices under this Agreement will be sent by certified or registered mail, return receipt requested. Such notice will be effective upon its mailing as specified.

9.6 COMPLETE UNDERSTANDING; MODIFICATION: This Agreement, together with each version of Exhibit A executed by the parties, constitutes the complete and exclusive understanding and agreement of the parties and supersedes all prior understandings and agreements, whether written or oral. Modification or amendment of any provision of this Agreement will be effective only if in writing and signed by the parties hereto.

IN WITNESS WHEREOF, the parties have signed this Agreement as of the Effective Date.

"VERSANT"
VERSANT OBJECT TECHNOLOGY  CORPORATION
Name:
      ------------------------
Title:
      ------------------------
Date:
      ------------------------

"CONSULTANT"
DAVID BANKS

By:
     ------------------------

Federal Tax ID. Number:

------------------------

Date:
     ------------------------

                  The terms of this Agreement are Confidential

                                    EXHIBIT A

                                  SCOPE OF WORK

This Exhibit A is issued under and subject to all of the terms and conditions of the Consulting Agreement dated as of _____________, 1998 by and between Versant and David Banks.

The Services shall mean professional management consulting services provided to Nick Ordon and Gary Rhea on an "as requested" basis but for no less than approximately forty (40) hours per calendar month.

Period of Consultancy shall be the period between January 7, 1998 and January 7, 1999.

Start Date:                     January 7, 1998

Completion Date:                January 8, 1999

AGREED AS OF _________, 19__:

Versant Object Technology Corporation:


By:_________________________

Title: _____________________

CONSULTANT:

David Banks



------------------------
      (Signature)

                  The terms of this Agreement are Confidential